Exhibit 10.5

ALIBABA GROUP HOLDING LIMITED

2011 EQUITY INCENTIVE PLAN

As adopted on March 4, 2011

1. Purposes of the Plan.

The purposes of this Alibaba Group Holding Limited 2011 Equity Incentive Plan (the “Plan”) is to enable Alibaba Group Holding Limited, a Cayman Islands company (the “Company”), to attract and retain the services of employees, directors and consultants considered essential to the success of the Company and the Group Members (as defined below) (collectively, the “Group”) by providing additional incentives to promote the success of the Group as a whole. Options granted under the Plan may be “Incentive Stock Options” or “Nonstatutory Stock Options,” as determined by the Administrator (as defined below) at the time of grant. Restricted Shares (as defined below), Restricted Share Units (as defined below), Dividend Equivalents (as defined below), Share Appreciation Rights (as defined below) and Share Payments (as defined below) may also be granted under the Plan.

2. Definitions and Interpretation.

(a) Definitions. In this Plan, unless the context otherwise requires, the following expressions shall have the following meanings:

“Administrator” means the Executive Directors with respect to Awards to Service Providers other than the Executive Directors, and with respect to Awards to Executive Directors, means the disinterested Directors.

“Applicable Law” means the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders, and the rules of any applicable stock exchange or national market system, of any jurisdiction applicable to Awards granted to residents therein.

“Award” means a Dividend Equivalent, Option, Restricted Share, Restricted Share Unit, Share Appreciation Right or Share Payment award granted to a Participant pursuant to the Plan.

“Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

“Board” means the board of Directors of the Company.

“Business” means any Person, which carries on activities for profit, and shall be deemed to include any affiliate of such Person.

“Cause” means, with respect to a Participant,

(i) any commission of an act of theft, embezzlement, fraud, dishonesty, ethical breach or other similar acts, or commission of a criminal offense;

(ii) any material breach of any agreement or understanding between the Participant and any Group Member including, without limitation, any applicable intellectual property and/or invention assignment, employment, non-competition, confidentiality or other similar agreement;

(iii) any misrepresentation or omission of any material fact in connection with the Participant’s employment with any Group Member or service as an Service Provider;

(iv) any material failure to perform the customary duties as an Employee, Consultant or Director, to obey the reasonable directions of a supervisor or to abide by the policies or codes of conduct of any Group Member; or

(v) any conduct that is materially adverse to the name, reputation or interests of the Group.

“Change in Control” means any of the following transactions:

(i) an amalgamation, arrangement, merger, consolidation or scheme of arrangement in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated or which following such transaction the holders of the Company’s voting securities immediately prior to such transaction own more than fifty percent (50%) of the voting securities of the surviving entity;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (other than to a Subsidiary);

(iii) the completion of a voluntary or insolvent liquidation or dissolution of the Company;

(iv) any takeover, reverse takeover, scheme of arrangement, or series of related transactions culminating in a reverse takeover or scheme of arrangement (including, but not limited to, a tender offer followed by a takeover or reverse takeover) in which the Company survives but (A) the securities of the Company outstanding immediately prior to such transaction are converted or exchanged by virtue of the transaction into other property, whether in the form of securities, cash or otherwise, or (B) the securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such transaction culminating in such takeover, reverse takeover or scheme of arrangement, or (C) the Company issues new voting securities in connection with any such transaction such that holders of the Company’s voting securities immediately prior to the transaction no longer hold more than fifty percent (50%) of the voting securities of the Company after the transaction; or

(v) the acquisition in a single or series of related transactions by any person or related group of persons (other than Employees of one or more Group Members or entities established for the benefit of the Employees of one or more Group Members) of (A) control of the Board or the ability to appoint a majority of the members of the Board, or (B) beneficial ownership (within the meaning of Rule 13d-3 under the U.S. Securities Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in Section 1.

“Competitor” means any Business that is engaged in or is about to become engaged in any activity of any nature that competes with a product, process, technique, procedure, device or service of any Group Member. The Administrator shall determine in its sole discretion a list of Competitors applicable to the forfeiture provisions of the Award Agreements from time to time.

“Consultant” means any Person who is engaged by a Group Member to render consulting or advisory services to a Group Member.

“Director” means a member of the board of directors of a Group Member.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Administrator.

“Dividend Equivalent” means a right to receive the equivalent value (in cash or other property or a reduction in exercise price or base price of the relevant outstanding Award) of dividends paid on Shares as provided under Section 11.

“Employee” means any person who has an employment relationship with any Group Member. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the relevant Group Member under Applicable Laws, or (ii) transfers between locations of Group Members.

“Executive Director” means each of Jack Ma (马云) and Joseph C. Tsai (蔡崇信), as the executive directors of the Board.

“Fair Market Value” means, as of any date, the value of Shares determined as follows:

(i) If the Shares are listed on one or more established stock exchanges or traded on one or more automated quotation systems, the Fair Market Value shall be the closing sales price for such Shares (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Shares are listed or traded on the date of determination, as reported in Bloomberg or such other source as the Administrator deems reliable unless otherwise prescribed by any Applicable law, or, if the date of determination is not a Trading Date, the closing price as quoted on the principal exchange or system on which the Shares are listed or traded on the Trading Date immediately preceding the date of determination;

(ii) If depository receipts representing the Shares are listed on one or more established stock exchanges or traded on one or more automated quotation systems, the Fair Market Value shall be the closing sales price for such depository receipts (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on the date of determination, as reported in Bloomberg or such other source as the Administrator deems reliable, multiplied by the number of Shares that are represented by such depository receipts, or, if the date of determination is not a Trading Date, the closing price as quoted on the principal exchange or system on which the Shares are listed or traded on the Trading Date immediately preceding the date of determination;

(iii) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Shares on the date of determination; or

(iv) In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Administrator.

“Family Member” means certain persons or entities related to the Participant, as determined in the sole discretion of the Administrator, including but not limited to the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which any one or more of these persons (or the Participant) have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.

“Group” has the meaning set forth in Section 1.

“Group Member” means the Company, any Subsidiary or any Related Entity.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Option” means an option to purchase Shares granted pursuant to the Plan.

“Participant” means the holder of an outstanding Award granted under the Plan.

“Person” means any natural person, firm, company, corporation, body corporate, partnership, association, government, state or agency of a state, local, municipal or provincial authority or government body, joint venture, trust, individual proprietorship, business trust or other enterprise, entity or organization (whether or not having separate legal personality).

“Plan” has the meaning set forth in Section 1.

“Related Entity” means Person in or of which the Company or a Subsidiary holds a substantial economic interest, or possesses the power to direct or cause the direction of the management policies, directly or indirectly, through the ownership of voting securities, by contract, or other arrangements as trustee, executor or otherwise, but which, for purposes of the Plan, is not a Subsidiary and which the Administrator designates as a Related Entity. For purposes of the Plan, any Person in or of which the Company or a Subsidiary owns, directly or indirectly, securities or interests representing twenty percent (20%) or more of its total combined voting power of all classes of securities or interests shall be deemed a “Related Entity” unless the Administrator determines otherwise.

“Restricted Share” means a Share subject to restrictions and repurchase rights granted pursuant to the Plan.

“Restricted Share Unit” means the right to receive a Share at a future date granted pursuant to the Plan.

“Service Provider” means any Person who is an Employee, a Consultant or a Director; provided, however, that Awards shall not be granted to any Consultant or Director in any jurisdiction in which, pursuant to Applicable Laws, grants to non-employees are not permitted.

“Share” means the ordinary shares of the Company, par value US$0.000025 per share, as adjusted in accordance with Section 14 below.

“Share Appreciation Right” means a right to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the Share Appreciation Right is exercised over the base price as set forth in the applicable Award Agreement, granted pursuant to the Plan.

“Share Payment” means a payment in the form of Shares, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to the Plan.

“Subsidiary” means any Person Controlled by the Company. “Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person whether through the ownership of the voting securities of such Person or by contract or otherwise; provided, however, that for purposes of Incentive Stock Options, a Subsidiary shall mean only any Person of which a majority of the outstanding voting securities or voting power is beneficially owned directly or indirectly by the Company. For purposes of the Plan, any “variable interest entity” that is consolidated into the consolidated financial statements of the Company under applicable accounting principles or standards as may apply to the consolidated financial statements of the Company shall be deemed a Subsidiary.

“Tax” means any income, employment, social welfare or other tax withholding obligations (including a Participant’s tax obligations) or any levies, stamp duties, charges or taxes required or permitted to be withheld or otherwise payable under Applicable Laws with respect to any taxable event concerning a Participant arising as a result of this Plan.

“Terminated for Cause” or “Termination for Cause” means, in the case of a Participant, (i) the termination of the Participant’s status as a Service Provider for Cause or (ii) the Participant’s voluntary resignation as a Service Provider if the Administrator determines at any time that, before or after the Participant’s resignation, the Company had Cause to terminate such Participant’s status as a Service Provider.

“Trading Date” means any day on which the Shares or depository receipts representing the Shares are (i) publicly traded on one or more established stock exchanges or automated quotation system under an effective registration statement or similar document under Applicable Law or (ii) quoted by a recognized securities dealer.

“U.S. Person” means a “United States Person” within the meaning of Section 7701(a)(30) of the Code (i.e., a citizen or resident of the United States, including a lawful permanent resident, even if such individual resides outside of the United States).

“U.S. Securities Act” means the United States Securities Act of 1933 and the regulations thereunder, as amended from time to time.

“U.S. Securities Exchange Act” means the United States Securities Exchange Act of 1934 and the regulations thereunder, as amended from time to time.

(b) Interpretation. Unless expressly provided otherwise, or the context otherwise requires:

(i) the headings in this Plan are for convenience only and shall not affect its interpretation;

(ii) the terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(iii) references to “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”;

(iv) references to “dollars” or “US$” shall be deemed references to the lawful money of the United States of America;

(v) references to sections, sub-sections, paragraphs, sub-paragraphs and schedules are to sections, sub-sections, paragraphs and sub-paragraphs of, and schedules to, this Plan;

(vi) use of any gender includes the other genders;

(vii) a reference to any statute or statutory provision shall be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted; and

(viii) a reference to any other document referred to in this Plan is a reference to that other document as amended, varied, novated or supplemented at any time.

3. Shares Subject to the Plan.

(a) Subject to the provisions of Sections 14 and paragraph (b) of this Section 3, the maximum aggregate number of Shares which may be subject to Awards under the Plan is 190,000,000 Shares, plus that number of Shares authorized for issuance under the Company’s 1999 Share Option Plan (the “1999 Plan”), the Company’s 2004 Share Option Plan (the “2004 Plan”), the Company’s 2005 Share Option Plan (the “2005 Plan”) and the Company’s 2007 Share Incentive Plan (the “2007 Plan”), in an amount equal to (i) the number of Shares that were not granted under options, restricted shares, restricted share units, share purchase rights or other awards (or any portions thereof) pursuant to the 1999 Plan, the 2004 Plan, the 2005 Plan or the 2007 Plan, plus (ii) the number of Shares that were granted under options, restricted shares, restricted share units, share purchase rights or other awards (or any portions thereof) pursuant to the 1999 Plan, the 2004 Plan, the 2005 Plan or the 2007 Plan that have terminated, expired, lapsed or been cancelled for any reason without having been exercised in full or have otherwise become unexercisable or have become available for grant or award under such plans. Subject to Section 14 and paragraph (b) of this Section 3, the maximum number of Incentive Stock Options that may be granted is 190,000,000. The Shares which may be subject to Awards are authorized but unissued Shares of the Company.

(b) If an Award (or any portion thereof) terminates, expires or lapses or is cancelled for any reason, any Shares subject to the Award (or such portion thereof) shall again be available for the grant of an Award pursuant to the Plan (unless the Plan has terminated). If any Award (in whole or in part) is settled in cash or other property in lieu of Shares, then the number of Shares subject to such Award (or such portion of an Award) shall again be available for grant pursuant to the Plan. However, Shares that have actually been issued under the Plan, pursuant to Awards under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that (i) if any Restricted Shares are forfeited or the Company repurchases Restricted Shares pursuant to the terms of the Award Agreement; or (ii) if the Company repurchases any Shares underlying any Award (or a portion thereof) in the event of a Participant’s joining a Competitor or Termination for Cause, then such Restricted Shares or Shares shall form part of the authorized but unissued share capital of the Company and may become available for future grant under the Plan (to the extent permitted under Applicable Laws).

(c) Shares withheld or not issued by the Company upon the grant, exercise or vesting of any Award under the Plan, in payment of the exercise or purchase price thereof or Tax obligation or withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 3(a).

4. Administration of the Plan.

(a) Administrator. The Plan shall be administered by the Administrator (except as otherwise permitted herein).

(b) Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. Subject to the provisions of the Plan, the Administrator shall have the power and authority, in its discretion:

(i) to select the Service Providers to whom Awards may from time to time be granted hereunder;

(ii) to determine the type or types of Awards to be granted to each Service Provider;

(iii) to determine Fair Market Value;

(iv) to determine the number of Shares to be covered by each such Award granted hereunder;

(v) to prescribe the forms of Award Agreement for use under the Plan, which need not be identical for each Participant and to amend any Award Agreement provided, that: (1) the rights or obligations of the Participant of the Award that is the subject of any such Award Agreement are not affected adversely by such amendment; (2) the consent of the Participant is obtained; or (3) such amendment is otherwise permitted under the Plan. Any such amendment of a grant or award under the Plan need not be the same with respect to each Participant;

(vi) to determine the terms and conditions of any Award granted hereunder (such terms and conditions to include, but not be limited to, the exercise price, the time or times when Awards may be vested, issued or exercised as the case may be (which may be based on performance criteria), the times at which Shares are deliverable under a Restricted Share Unit, whether any Award may be paid in cash or Shares, any rules for tolling the vesting of awards upon an authorized leave of absence, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

(vii) to determine any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Awards or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

(viii) to determine all matters and questions relating to whether a Participant’s status as a Service Provider has been terminated, including without limitation if such termination was for Cause and, if so, to determine the effective date of such termination (which it may determine to be the date of notice of resignation or the date of an act or omission by such Participant constituting Cause) and all questions of whether particular leaves of absence constitute a termination of the Service Provider;

(ix) to determine whether a Business is a Competitor of the Company;

(x) to prescribe, amend and rescind rules and regulations relating to the Plan and the administration of the Plan and all Award Agreements, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred Tax treatment under the tax laws of any jurisdiction;

(xi) to allow the Participants to satisfy Tax obligations by having the Company withhold from Awards (or a portion thereof) or the Shares to be issued pursuant to an Award, that number of Awards (or a portion thereof) or Shares having a Fair Market Value equal to the amount required to be withheld as set forth in Section 15(j) below;

(xii) to take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with Applicable Laws or any necessary local governmental regulatory exemptions or approvals or listing requirements of any securities exchange or automated quotation system;

(xiii) to construe and interpret the terms of the Plan, the Award Agreement and awards granted pursuant to the Plan; and

(xiv) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

(c) Action by the Administrator. The Administrator may act at a meeting or in writing signed by all members in lieu of a meeting. Each Executive Director is entitled to, in good faith, rely or act upon any report or other information furnished by any officer or other employee of any Group Member, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(d) Effect of Administrator’s Decision. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan and any Award Agreement, and all decisions, determinations and interpretations of the Administrator shall be final, binding and conclusive for all purposes and upon all Participants.

(e) Delegation of Authority. To the extent permitted by Applicable Laws, the Administrator may from time to time delegate to a committee of one or more members of the Board or one or more employees of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to Section 4. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation, and the Administrator may at any time rescind the authority so delegated or appoint a new delegatee.

5. Eligibility.

(a) Subject to the terms of the Plan, all forms of Awards may be granted to any Service Provider. Incentive Stock Options, however, may be granted only to Employees. Except for grants of Incentive Stock Options, for purposes of this Section 5(a), “Service Providers” shall include prospective Service Providers to whom Awards are granted in connection with written offers of a service relationship with a Group Member.

(b) An Option that is intended to be an Incentive Stock Option shall be so designated in the Award Agreement.

(c) Neither the Plan nor any Award shall confer upon any Participant any right with respect to continuing the Participant’s relationship as a Service Provider with any Group Member, nor shall it interfere in any way with his or her right or any Group Member’s right to terminate such relationship at any time, with or without cause.

(d) Unless the Administrator provides otherwise, vesting of Awards granted hereunder shall be tolled during any unpaid leave of absence in accordance with such rules as the Administrator shall determine.

6. Terms of Awards.

(a) Term. The term of each Award shall be stated in the Award Agreement; provided, that the term shall be no more than ten (10) years from the date of grant thereof. Subject to the foregoing, except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Award, and may extend the time period during which vested Awards may be exercised, in connection with any termination of Participant’s status as a Service Provider, and may amend any other term or condition of an Award relating to such termination.

(b) Timing of Granting of Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award or such other future date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

(c) Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan (or any other award granted pursuant to another compensation plan). Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards (or any other award granted pursuant to another compensation plan).

(d) Award Agreement. All Awards shall be evidenced by an Award Agreement setting forth the number of Shares subject to the Award and the terms and conditions of the Award, which shall not be inconsistent with the Plan; provided, however, that if necessary to comply with Section 409A of the Code, for each U.S. Person the Shares subject to the Awards shall be “service recipient stock” within the meaning of Section 409A of the Code or the Award shall otherwise comply with Section 409A of the Code, unless the Participant consents otherwise.

(e) Vesting. The period during which an Award, in whole or in part, vests in the Participant shall be set by the Administrator, and the Administrator may determine that an Award may not vest in whole or in part for a specified period after it is granted. Such vesting may be based on service with a Group Member or any other criteria selected by the Administrator. At any time after grant of an Award, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Award vests. No portion of an Award which is unexercisable at the termination of Participant’s status of as a Service Provider shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Award.

(f) Issuance of Shares. Shares issued upon grant, exercise or vesting of an Award (or any portion thereof) shall be issued in the name of the Participant or, if requested by the Participant and approved by the Administrator, in the name of the Participant and his or her spouse or, in the name of Family Members.

(g) Termination of Relationship as a Service Provider. If a Participant’s status as a Service Provider terminates, such Participant may exercise any unexercised Award (to the extent exercisable) within such period of time as is specified in the Award Agreement to the extent that the Award is vested and exercisable on the date of termination (but in no event later than the expiration of the term of the Award as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, and except as provided in Sections 6(e), 6(f) and 6(g), Awards shall remain exercisable for three (3) months following the Participant’s termination. Unless otherwise specified in the Award Agreement or otherwise determined by the Administrator, if, on the date of termination, the Participant is not vested as to his or her entire Award, the unvested portion of such Award shall be deemed cancelled and the Shares covered by the unvested portion of the Award shall revert to the Plan and again be available for grant or award under the Plan. If, after termination, the Participant does not exercise his or her Award within the time specified by the Administrator, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan and again be available for grant or award under the Plan.

(h) Disability of Participant. If a Participant’s status as a Service Provider terminates as a result of the Participant’s Disability, the Participant may exercise any unexercised Award (to the extent exercisable) within such period of time as is specified in the Award Agreement to the extent the Award is vested and exercisable on the date of termination (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Award shall remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise specified in the Award Agreement or otherwise determined by the Administrator, if, on the date of termination, the Participant is not vested as to his or her entire Award, the unvested portion of such Award shall be deemed cancelled and the Shares covered by the unvested portion of the Award shall revert to the Plan and again be available for grant or award under the Plan. If, after termination, the Participant does not exercise his or her Award within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan and again be available for grant or award under the Plan.

(i) Death of Participant. If a Participant dies while a Service Provider, any unexercised Award (to the extent exercisable) may be exercised within such period of time as is specified in the Award Agreement to the extent that the Award is vested on the date of death of the Participant (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement) by the Participant’s estate or by a person who acquires the right to exercise the Award by bequest or inheritance. In the absence of a specified time in the Award Agreement, the Award shall remain exercisable for twelve (12) months following the Participant’s death. Unless otherwise specified in the Award Agreement or otherwise determined by the Administrator, if, at the time of death, the Participant is not vested as to the entire Award, the unvested portion of such Award shall be deemed cancelled and the Shares covered by the unvested portion of the Award shall immediately revert to the Plan and again be available for grant or award under the Plan. If the Award is not so exercised within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan and again be available for grant or award under the Plan.

(j) Termination for Cause. If a Participant is Terminated for Cause, all unexercised Awards, whether vested or unvested, shall be cancelled as of the date of such termination, and all Shares acquired pursuant to an Award by such Participant shall be subject to repurchase by the Company at any time and from time to time at the lesser of (i) the original purchase price or exercise price paid for the Shares (or in the event the price was paid in services, then the Shares will be forfeited and cancelled without payment) and (ii) the then Fair Market Value of such Shares. Any Shares covered by cancelled Awards, and any Shares repurchased or forfeited pursuant to this Section 6(j), shall revert to the Plan and again be available for grant or award under the Plan.

7. Options.

(a) Rights to Purchase. After the Administrator determines that it will offer Options under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to such Options.

(b) Exercise Price. The exercise price per Share subject to an Option shall be determined by the Administrator and set forth in the Award Agreement which, unless otherwise determined by the Administrator, may be a fixed or variable price determined by reference to the Fair Market Value of the Shares over which such Award is granted; provided, however, that no Option may be granted to a U.S. Person with an exercise price per Share which is less than the Fair Market Value of such Shares on the date of grant (or date of adjustment pursuant to the following sentence), without compliance with Section 409A of the Code, or the Participant’s consent. The exercise price per Share subject to an Option may be amended or adjusted in the absolute discretion of the Administrator, provided, that such adjustment does not result in a materially adverse impact to the Participant. For the avoidance of doubt, to the extent not prohibited by Applicable Laws, a downward adjustment of the exercise prices of Options mentioned in the preceding sentence shall be effective without the approval of the Board or the Company’s shareholders or the approval of the affected Participants.

(c) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of:

(i) cash;

(ii) check;

(iii) promissory note;

(iv) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, provided, that arrangements have been made for the repurchase or redemption by the Company of such other Shares so surrendered and the paying up in full of the par value of the Shares as required under Applicable Laws;

(v) consideration received by the Company under a broker-assisted or similar cashless exercise program implemented by the Company in connection with the Plan, provided, that, where relevant, arrangements have been made for the payment in full of the par value of any Shares as required under Applicable Laws in connection with such program;

(vi) by such other consideration as may be approved by the Administrator from time to time to the extent permitted by Applicable Laws; or

(vii) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(d) Procedure for Exercise. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option shall be exercised when the Company receives written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option and payment of the exercise price and Taxes which are required to be withheld or paid by the relevant Group Member. Full payment may consist of any consideration and method of payment permitted under (c) above.

(e) Rights as a Shareholder. Until the Shares are issued (by entry in the Company’s register of members), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14.

(f) Substitution of Share Appreciation Rights. The Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Share Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Share Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable.

8. Restricted Shares.

(a) Rights to Purchase. After the Administrator determines that it will offer Restricted Shares under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to such Restricted Shares.

(b) Restrictions. All Restricted Shares shall, in the terms of each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Restricted Shares may not be sold or encumbered until all restrictions are terminated or expire. All Restricted Shares shall be held by the Company in escrow for the Participant until all restrictions on such Restricted Shares have been removed,

(c) Repurchase or Forfeiture of Restricted Shares. If the price for the Restricted Shares was paid by the Participant in services, then upon termination as a Service Provider, the Participant’s rights in unvested Restricted Shares then subject to restrictions shall lapse, and such Restricted Shares shall be surrendered or transferred to the Company without consideration. If a purchase price was paid by the Participant for the Restricted Shares, upon a termination as a Service Provider, the Company shall have the right to repurchase from the Participant the unvested Restricted Shares then subject to restrictions at a cash price per share equal to the price paid by the Participant for such Restricted Shares or such other amount as may be specified in the Award Agreement.

(d) Rights as a Shareholder. Once the Restricted Shares are issued, subject only to the restrictions on the Shares as provided in the Award Agreement, the Participant shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase of the Restricted Shares is entered upon entry in the Company’s register of members or upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right in respect of any Restricted Share for which the record date is prior to the date the Participant is entered on the Company’s register of members in respect of such Restricted Shares, except as provided in Section 14 of the Plan.

9. Restricted Share Units.

(a) Rights to Purchase. After the Administrator determines that it will offer Restricted Shares Units under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to such Restricted Shares Units.

(b) Rights as a Shareholder. Until a Share is issued in settlement of the Restricted Share Unit, the Participant shall not have any rights as a shareholder with respect to such Share.

10. Share Appreciation Rights.

(a) Rights to Purchase. After the Administrator determines that it will offer Share Appreciation Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to such Share Appreciation Rights.

(b) Base Price. The price per Share over which the appreciation of each Share Appreciation Right is to be measured shall be the base price as determined by the Administrator and set forth in the Award Agreement which may be a fixed or variable price determined by reference to the Fair Market Value of the Shares; provided, however, that for each U.S. Person such base price may not be established at less than the Fair Market Value on the date the Share Appreciation Right is granted, without such Share Appreciation Right either complying with Section 409A of the Code, or the Participant’s consent. The base price per Share so established for a Share Appreciation Right may be amended or adjusted in the absolute discretion of the Administrator, provided, that such adjustment does not result in a materially adverse impact to the Participant. For the avoidance of doubt, to the extent not prohibited by Applicable Laws, a downward adjustment in the base price mentioned in the preceding sentence shall be effective without the approval of the Board or the Company’s shareholders or the approval of the affected Participants.

(c) Payment. Payment by the Company for a Share Appreciation Right shall be in cash, in Shares (based on its Fair Market Value as of the date the Share Appreciation Right is exercised) or a combination of both, as determined by the Administrator in the Award Agreement or, if the Award Agreement does not specifically so provide, by the Administrator at the time of exercise. To the extent any payment is effected in Shares or Restricted Shares, only that number of Shares actually issued in payment of the Share Appreciation Right shall be counted against the maximum number of Shares which may be issued under Section 3.

(d) Procedure for Exercise. Any Share Appreciation Right granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. A Share Appreciation Right shall be exercised when the Company receives written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Share Appreciation Right and payment of Taxes which are required to be withheld or paid by the relevant Group Member. If Shares are issued upon exercise of a Share Appreciation Right, then such Shares shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse or, in the name of Family Members.

(e) Rights as a Shareholder. Until the Shares are issued (by entry in the Company’s register of members), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Share Appreciation Right. The Company shall issue (or cause to be issued) such Shares promptly after the Share Appreciation Right is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14.

11. Dividend Equivalents.

The Administrator is authorized to grant Dividend Equivalents on any Award and to any Service Provider. Dividend Equivalents with respect to an Award may be granted by the Administrator based on dividends declared on the Shares underlying such Award, to be credited as of dividend payment dates during the period between the date the Dividend Equivalent is granted to a Participant and the date the Award with respect to which the Dividend Equivalent vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be settled in cash, other property or a reduction in exercise price or base price of the relevant Award by such formula and at such time and subject to such limitations as may be determined by the Administrator and set forth in the Award Agreement. Dividend Equivalents shall not be granted on Options or Share Appreciation Rights granted to U.S. Persons.

12. Share Payments.

The Administrator is authorized to grant Share Payments to any Service Provider in the manner determined from time to time by the Administrator; provided, that unless otherwise determined by the Administrator such Share Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant, including any such compensation that has been deferred at the election of the Participant, and provided, further, that not less than the par value of any Share shall be received by the Company in connection with its issue pursuant to any such Share Payment. In accordance with Applicable Law, such par value may be paid through the provision of services. The number of Shares issuable as a Share Payment shall be determined by the Administrator and may be based upon satisfaction of such specific criteria as determined appropriate by the Administrator, including specified dates for electing to receive such Share Payment at a later date and the date on which such Share Payment is to be made.

13. Non-Transferability.

Awards, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process; provided, that (i) during a Participant’s lifetime, with the consent of the Administrator (on such terms and conditions as the Administrator determines appropriate), the Participant may transfer Nonstatutory Stock Options, Restricted Shares, Restricted Share Units, Share Appreciation Rights, Dividend Equivalents, and Share Payments to his or her Family Members by gift or pursuant to domestic relations order in the settlement of marital property rights, and (ii) following a Participant’s death, Awards, to the extent they are vested upon the Participant’s death, may be transferred by will or by the laws of descent and distribution.

14. Adjustments Upon Changes in Capitalization, Change of Control.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, and the number of Shares subject to grant as Incentive Stock Options, as well as the price per Share covered by each such outstanding Award, shall be proportionally and equitably adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation, stock dividend, amalgamation, spin-off, arrangement or consolidation, combination or reclassification of Shares. Additionally, in the event of any other increase or decrease in the number of issued Shares effected without consideration by the Company, then the number of Shares covered by each outstanding Award, the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award and the limitations on the number of Shares subject to grant as Incentive Stock Options, as well as the price per Share covered by each outstanding Award may be adjusted for any increase or decrease in the number of issued Shares resulting therefrom. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” The manner in which such adjustments under this Section 14(a) are to be accomplished shall be determined by the Board whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed dissolution or liquidation. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option, or Share Appreciation Right until fifteen (15) days prior to such dissolution or liquidation as to all of the Shares covered thereby. In addition, the Administrator may provide that any Company repurchase option applicable to any Restricted Shares shall lapse as to all such Restricted Shares and any Shares issuable under a Restricted Share Units, or as Share Payments shall be issued as of such date, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated by the proposed dissolution or liquidation. To the extent it has not been previously exercised or paid out, all Awards will terminate immediately prior to the consummation of such proposed dissolution or liquidation.

(c) Change of Control. Except as may otherwise be provided in any Award Agreement or any other written agreement entered into by and between the Company and a Participant, if a Change in Control occurs (or a binding agreement is executed whereby a Change in Control will occur as determined by the Administrator in its sole discretion), the Company as determined in the sole discretion of the Administrator and without the consent of the Participant may take any of the following actions:

(i) accelerate the vesting, in whole or in part, of any Award;

(ii) purchase any Award for an amount of cash or ordinary shares of the Company equal to the value that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable or fully vested (and, for the avoidance of doubt, if as of such date the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment); or

(iii) provide for the assumption, conversion or replacement of any Award by the successor corporation or a parent or subsidiary of the successor corporation with other rights or property selected by the Administrator in its sole discretion or the assumption or substitution of such Award by the successor or surviving corporation, or a parent or subsidiary thereof, with such appropriate adjustments as to the number and kind of Shares and prices as the Administrator deems, in its sole discretion, reasonable, equitable and appropriate.

15. Miscellaneous General Rules.

(a) Share Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing Shares issued pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all Applicable Laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded. All Share certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply all Applicable Laws, and the rules of any national securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Administrator may place legends on any Share certificate to reference restrictions applicable to the Share. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(b) Paperless Administration. Subject to Applicable Laws, the Administrator may make Awards, provide applicable disclosure and procedures for exercise of Awards by an internet website, electronic mail or interactive voice response system for the paperless administration of Awards.

(c) Applicable Currency. The Award Agreement shall specify the currency applicable to such Award. The Administrator may determine, in its sole discretion, that an Award denominated in one currency may be paid in any other currency based on the prevailing exchange rate as the Administrator deems appropriate. A Participant may be required to provide evidence that any currency used to pay the exercise price or purchase price of any Award was acquired and taken out of the jurisdiction in which the Participant resides in accordance with Applicable Laws, including foreign exchange control laws and regulations.

(d) Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

(e) Government and Other Regulations. The obligation of the Company to make payment of awards in Share or otherwise shall be subject to all Applicable Laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register any of the Shares paid pursuant to the Plan under any Applicable Laws. If the Shares paid pursuant to the Plan may in certain circumstances be exempt from registration under Applicable Laws the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(f) Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

(g) Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

(h) Fractional Shares. No fractional Share shall be issued and the Administrator shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

(i) No Rights to Awards. No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Participants, Employees, Consultants or any other persons uniformly.

(j) Taxes. No Shares shall be delivered, and no payment shall be made under the Plan to any Participant until such Participant has made arrangements acceptable to the Administrator for the satisfaction of Taxes and any other costs and expenses in connection with the grant, exercise or vesting of Awards and/or the issuance and delivery of the Shares. The Company or the relevant Group Member shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all Taxes. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Participant to satisfy Taxes by having the Company withhold Awards (or a portion thereof) or Shares otherwise issuable under an Award (or allow the return of Shares) having a Fair Market Value equal to the Taxes. Notwithstanding any other provision of the Plan, the number of Awards or Shares otherwise issuable under an Award which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award (or a portion thereof) after such Shares were acquired by the Participant from the Company) in order to satisfy all Taxes, unless specifically approved by the Administrator, be limited to the number of Awards (or a portion thereof) or Shares otherwise issuable under an Award which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such Taxes. The Fair Market Value of the Awards (or a portion thereof) or Shares otherwise issuable under an Award to be withheld shall be determined on the date that the amount of Taxes to be withheld is to be determined. All elections by the Participants to have Awards (or a portion thereof) or Shares otherwise issuable under an Award withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable. The Administrator shall determine the Fair Market Value of the Shares, consistent with Applicable Law, for Option exercise price or Taxes due in connection with a broker-assisted cashless Option exercise involving the sale of Shares, if any, to pay the Option exercise price or any Taxes.

(k) Buy-Out. In the sole discretion of the Administrator, any Award (in whole or in part) under the Plan may be settled in cash or other property in lieu of Shares; provided, however, payment in cash or other property in lieu of Shares shall not be made earlier than the time such Shares are deliverable pursuant to the terms of the Award. If any Award (in whole or in part) is settled in cash or other property in lieu of Shares, the number of Shares subject to such Award (or such portion thereof) shall revert to the Plan and again be available for grant or award under the Plan.

(l) Valuation. For purposes of Sections 14(c) where an Award is converted into or any underlying Share is substituted with cash or other property or securities (a “Substitute Property”), the valuation of such Award and its Substitute Property, or the exchange ratio between the two, shall be determined in good faith by the Administrator and supported by the valuation achieved in the relevant transaction, or in the absence of any such transaction, by an independent valuation expert selected by the Administrator.

(m) Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary or Related Entity. Nothing in the Plan shall be construed to limit the right of the Company, any Subsidiary or any Related Entity (a) to establish any other forms of incentives or compensation for Service Providers, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, securities or assets of any corporation, partnership, limited liability company, firm or association.

(n) Section 409A. To the extent that the Administrator determines that any Award granted to a U.S. Person under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

(o) Indemnification. To the extent allowable pursuant to Applicable Laws, each Executive Director shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Memorandum & Articles of Association, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(p) Plan Language. The official language of the Plan shall be English. To the extent that the Plan or any Award Agreements are translated from English into another language, the English version of the Plan and Award Agreements will always govern, in the event that there are inconsistencies or ambiguities which may arise due to such translation.

(q) Other Provisions. The Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

16. Amendment and Termination of the Plan.

(a) Effective Date; Term of Plan. This Plan shall become effective as determined by the Board of Directors (but no Options or Share Appreciation Rights granted under this Plan shall be exercised), the Company’s right to repurchase Restricted Shares shall not lapse, no Dividend Equivalents shall be paid and no Shares shall be issued under a Restricted Share Unit or in the form of a Share Payment unless and until this Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date this Plan is adopted by the Board of Directors. This Plan shall continue in effect for a term of ten (10) years unless sooner terminated under this Section 16.

(b) Amendment and Termination. The Board of Directors in its sole discretion may terminate this Plan at any time. The Board of Directors may amend this Plan at any time in such respects as the Board of Directors may deem advisable; provided, however, that to the extent necessary and desirable to comply with Applicable Laws, or stock exchange rules, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

(c) Effect of Termination. Except as otherwise provided in Section 14, any amendment or termination of this Plan shall not affect Awards previously granted or issued, as the case may be, and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Company, which agreement must be in writing and signed by the Participant and the Company.

17. Certain Securities Law Matters.

The Company intends that as long as it is not subject to the reporting requirements of Section 13 or 15(d) of the U.S. Securities Exchange Act, and is not an investment company registered or required to be registered under the Investment Company Act of 1940, as amended, all grants of Awards and Shares issuable upon exercise or vesting of Awards shall be exempt from registration under the provisions of Section 5 of the U.S. Securities Act, and this Plan shall be administered in such a manner so as to preserve such exemption. The Company intends for this Plan to constitute a written compensatory benefit plan within the meaning of Rule 701(b) of Title 17, Code of Federal Regulations, Section 230.701 (“Rule 701”), promulgated by U.S. Securities Act. Unless otherwise designated by the Administrator at the time an Option is granted, all Awards granted under this Plan by the Company, and the issuance of any Shares pursuant thereto, are intended to be granted to (i) persons who meet the requirement of a “U.S. Person” as such term is defined in Rule 902(k) of Title 17, Code of Federal Regulations, Section 230.901 through 230.905, promulgated by the U.S. Securities Act (“Regulation S”), in reliance on Rule 701, or (ii) persons other than persons who meet the requirement of a “U.S. Person” as such term is defined in Regulation S, in compliance with Regulation S or otherwise be exempt from registration.

18. Joining a Competitor; Termination for Cause.

(a) (A) All Awards (whether vested or unvested) shall be cancelled as of the date of termination of the Participant as a Service Provider; (B) all Shares issued pursuant to any Award (or a portion thereof) shall be subject to repurchase by the Company at (x) the original purchase price of such Shares, or (y) the par value of such Shares, if such Shares are issued in exchange for services which shall be considered the original purchase price, or (z) the par value of such Shares, if such Shares are issued under Restricted Share Units or as Share Payments; and (C) all proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award (or a portion thereof), or upon the receipt or resale of any Shares underlying any Award (or a portion thereof), must be paid to the Company, if

(i) within twelve (12) months of termination as a Service Provider, the Participant (1) directly or indirectly, establishes, incorporates, forms, enters into, or participates in the Business as an owner, partner, principal or shareholder or other proprietor (other than through a purchase on the open market, solely as a passive investment, of not more than five percent (5%) of the interest) of any Competitor, (2) has become, is or becomes an officer, director, employee, consultant, adviser of, or otherwise, directly or indirectly, enter the employ of, continue any employment with or render any services to or for, any Competitor, or (3) knowingly performs or has performed any act that may confer a competitive benefit or advantage upon any Competitor (in each case as determined by the Plan Administrator); or

(ii) a Participant is Terminated for Cause.

(b) Any unissued Shares covered by such cancelled Awards and any issued Shares repurchased at the original purchase price or par value pursuant to this Section 18 shall revert to the Plan and again be available for grant or award under the Plan.

19. Governing Law.

This Plan shall be governed by the laws of the Cayman Islands.

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I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Alibaba Group Holding Limited on March 4, 2011.

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I hereby certify that the foregoing Plan was approved by the shareholders of Alibaba Group Holding Limited on                     , 2011.

Executed on this     day of              2011.

Company Secretary